SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 6, 2002


                                   iPCS, Inc.

             (Exact name of registrant as specified in its charter)


          Delaware                      333-47682               36-4350876
          --------
                                        333-47688
(State or other Jurisdiction       (Commission File No.)     (I.R.S. Employer
     of Incorporation)                                      Identification No.)

              233 Peachtree Street, N.E.                    30303
              Harris Tower, Suite 1700,                     -----
              Atlanta, Georgia                            (Zip Code)
   (Address of principal executive offices)




       Registrant's telephone number, including area code: (404) 525-7272




                                 Not Applicable

          (Former name or former address, if changed since last report)



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Item 9.           Regulation FD Disclosure.

     On December 6, 2002, our parent company, AirGate PCS, Inc., a Delaware corporation ("AirGate"), issued a press release announcing that its fourth quarter fiscal 2002 conference call is scheduled to begin at 10:00 a.m. Eastern time on Monday, December 30, 2002. A copy of the press release referenced above is attached hereto as Exhibit 99.1.

Item 7.           Financial Statements and Exhibits.

(c)      Exhibits.

       Exhibit No.    Description

       99.1           Press Release of AirGate PCS, Inc. dated December 6, 2002



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                                                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            iPCS, INC.


Date: December 13, 2002            By:      /s/ Thomas M. Dougherty
                                      --------------------------------
                                                Thomas M. Dougherty,
                                                Chief Executive Officer